UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 16, 2011

Internap Network Services Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-27265 (Commission File Number)	91-2145721 (IRS Employer Identification Number

250 William Street, Atlanta, Georgia (Address of Principal Executive Offices)	30303 (Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))

Item 5.07         Submission of Matters to a Vote of Security Holders.

On June 16, 2011, Internap Network Services Corporation (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”), at which the stockholders approved five proposals. The proposals voted upon at the Annual Meeting and the final results of the stockholder vote on each proposal were as follows:

(a)    Election of Directors – Terms Expiring in 2014

The stockholders elected two candidates nominated by the Board of Directors to serve as directors for three-year terms expiring at the annual meeting of stockholders to be held in 2014 or until their respective successors, if any, have been elected and are qualified. The following sets forth the results of the voting with respect to each candidate:

Nominee	For	Withheld	Broker Non-Votes
Daniel C. Stanzione	35,085,247	998,819	10,104,040
Debora J. Wilson	35,790,984	293,082	10,104,040

(b)   Amendments to the Company’s Amended and Restated 2005 Incentive Stock Plan

The stockholders approved amendments to the Company’s Amended and Restated 2005 Incentive Stock Plan. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstentions	Broker Non-Votes
27,724,613	6,735,998	1,623,455	10,104,040

(c)           Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2011. The following sets forth the results of the voting with respect to this proposal.

For	Against	Abstentions
44,868,043	1,283,300	36,763

(d)           Advisory Resolution on Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Annual Meeting. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstentions	Broker Non-Votes
32,417,923	2,941,994	724,149	10,104,040

(e)          Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The stockholders approved, on an advisory basis, the proposal to conduct future advisory votes on the compensation of the Company’s named executive officers once every year. The following sets forth the results of the voting with respect to this proposal:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
22,252,803	4,249,993	8,757,544	823,726	10,104,040

Based on these results, the Company’s Board of Directors has adopted a policy to hold an advisory vote on the compensation of the Company’s named executive officers once every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION

Date: June 21, 2011	By: /s/ J. Eric Cooney
J. Eric Cooney
Chief Executive Officer